DEMAND PROMISSORY NOTE

$500,000                                                                           Date:  September 6, 2012

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Warren Breslow, the sum of Five Hundred Thousand Dollars and no/100 ($500,000.00), together with interest of 10% per annum on the unpaid balance.

Exhibit 10.79

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

____________________
Melvin Gagerman
Chief Executive Officer

Dated: September 6, 2012